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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (Date of earliest event reported): June 26, 2003


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-10434                  13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


        PLEASANTVILLE, NEW YORK                             10570-7000
(Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number,including area code:
                                 (914) 238-1000

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                                                           Page 1 of 21 pages.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Filed herewith are the following:

         Form of First Amendment to the $950,000,000 Term Loan Agreement, dated as of June 26, 2003, among The Reader's Digest Association, Inc. and the Lenders listed therein (Exhibit 10.29)

         Form of First Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of June 26, 2003, among The Reader's Digest Association, Inc. and the Lenders listed therein (Exhibit 10.30)

         The company's news release, issued on June 26, 2003, relating to the completion of amendments to the company's financing agreements (Exhibit 99.1)



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

                  Number                             Description
                  ------                             -----------

                  10.29 Form of First Amendment to the $950,000,000 Term Loan Agreement, dated as of June 26, 2003, among The Reader's Digest Association, Inc. and the Lenders listed therein.

                  10.30 Form of First Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of June 26, 2003, among The Reader's Digest Association, Inc. and the Lenders listed therein.

                  99.1 The company's news release, issued on June 26, 2003, relating to the completion of amendments to the company's financing agreements.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE READER'S DIGEST ASSOCIATION, INC.
                                                      (Registrant)


Date:  June 26, 2003
                                              /S/ MICHAEL S. GELTZEILER
                                           -------------------------------------
                                                  Michael S. Geltzeiler
                                                Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION
----------                              -----------

    10.29 Form of First Amendment to the $950,000,000 Term Loan Agreement, dated as of June 26, 2003, among The Reader's Digest Association, Inc. and the Lenders listed therein.

    10.30 Form of First Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of June 26, 2003, among The Reader's Digest Association, Inc. and the Lenders listed therein.

    99.1 The company's news release, issued on June 26, 2003, relating to the completion of amendments to the company's financing agreements.


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